EXHIBIT 25-a
______________________________________________________________________________


                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D. C.  20549
                             _________________

                                 FORM  T-1

                         STATEMENT OF ELIGIBILITY
                 UNDER THE TRUST INDENTURE ACT OF 1939 OF
                A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                             _________________

            CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
            A TRUSTEE PURSUANT TO SECTION 305(b)(2)___________
                             _________________

                         THE CHASE MANHATTAN BANK
            (Exact name of trustee as specified in its charter)


                   New York                             13-4994650
            (State of incorporation                  (I.R.S. employer
            if not a national bank)                 identification No.)
                             _________________

                270 Park Avenue                             10017
              New York, New York                         (Zip Code)
   (Address of principal executive offices)

                              William H. McDavid
                               General Counsel
                              270 Park Avenue
                         New York, New York 10017
                           Tel:  (212) 270-2611
         (Name, address and telephone number of agent for service)
                             _________________

                        Dean Witter, Discover & Co.
        (to be renamed Morgan Stanley, Dean Witter, Discover & Co.)
            (Exact name of obligor as specified in its charter)

                   Delaware                                36-3145972
        (State or other jurisdiction of                 (I.R.S. employer
        incorporation or organization)                identification No.)
            Two World Trade Center
              New York, New York                             10048
   (Address of principal executive offices)                (Zip Code)


                             _________________

                              Debt Securities
                    (Title of the indenture securities)

______________________________________________________________________________





                                    GENERAL

Item 1.  General Information.

     Furnish the following information as to the trustee:

   (a) Name and address of each examining or supervising authority to which it is subject.

       New York State Banking Department, State House, Albany, New York
       12110.

       Board of Governors of the Federal Reserve System, Washington, D.C.,
       20551

       Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

       Federal Deposit Insurance Corporation, Washington, D.C., 20429.

   (b) Whether it is authorized to exercise corporate trust powers.

       Yes.

Item 2.  Affiliations with the Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

   None.

Item 16.  List of Exhibits

     List below all exhibits filed as a part of this Statement of Eligibility.

      1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see
Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

      2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

      3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

      4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

      5.  Not applicable.

      6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

      7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

      8.  Not applicable.

      9.  Not applicable.



                                   SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 19th day of May , 1997.

                                                  THE CHASE MANHATTAN BANK

                                                  By /s/T. J. Foley
                                                     ----------------------
                                                     T. J. Foley
                                                     Vice President





                           Exhibit 7 to Form T-1

                             Bank Call Notice

                          RESERVE DISTRICT NO. 2
                    CONSOLIDATED REPORT OF CONDITION OF

                         The Chase Manhattan Bank
               of 270 Park Avenue, New York, New York 10017
                  and Foreign and Domestic Subsidiaries,
                  a member of the Federal Reserve System,

              at the close of business December 31, 1996, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                                                       Dollar Amounts
                                              ASSETS                                                    in Millions
                                                                                                       --------------
Cash and balances due from depository institutions:
 Noninterest-bearing balances and currency and coin...............................................         $11,509
 Interest-bearing balances........................................................................           8,457
Securities:.......................................................................................
Held to maturity securities.......................................................................           3,128
Available for sale securities.....................................................................          40,534
Federal Funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBF's:
 Federal funds sold...............................................................................           9,222
 Securities purchased under agreements to resell..................................................             422

 Loans and lease financing receivables:
 Loans and leases, net of unearned income                                                                 $133,935
 Less: Allowance for loan and lease losses                                                                   2,789
Less: Allocated transfer risk reserve                                                                           16
                                                                                                       --------------
Loans and leases, net of unearned income,allowance, and reserve...................................         131,130

Trading Assets....................................................................................          49,876
Premises and fixed assets (including capitalized leases)..........................................           2,877
Other real estate owned...........................................................................             290
Investments in unconsolidated subsidiaries and associated companies...............................             124
Customer's liability to this bank on acceptances outstanding......................................           2,313
Intangible assets.................................................................................           1,316
Other assets......................................................................................          11,231
TOTAL ASSETS                                                                                           --------------
                                                                                                          $272,429
                                                                                                       ==============



                                  LIABILITIES

Deposits

 In domestic offices..............................................................................         $87,006
 Noninterest-bearing..............................................................................         $35,783
 Interest-bearing ................................................................................          51,223
 In foreign offices, Edge and Agreement subsidiaries, and IBF's...................................          73,206
 Noninterest-bearing..............................................................................          $4,347

 Interest-bearing.................................................................................          68,859
Federal funds purchased and securities sold under agreements to repurchase in domestic offices
 of the bank and of its Edge and Agreement subsidiaries, and in IBF's Federal funds purchased.....          14,980
Securities sold under agreements to repurchase....................................................          10,125
Demand notes issued to the U.S. Treasury..........................................................           1,867
Trading liabilities...............................................................................          34,783
Other Borrowed money:
 With a remaining maturity of one year or less....................................................          14,639
 With a remaining maturity of more than one year..................................................             425
 Mortgage indebtedness and obligations under capitalized leases...................................              40
Bank's liability on acceptances executed and outstanding..........................................           2,267
Subordinated notes and debentures.................................................................           5,471
Other liabilities.................................................................................          11,343

TOTAL LIABILITIES.................................................................................         256,152
Limited-Life Preferred stock and related surplus                                                               550



                                EQUITY CAPITAL


Common stock......................................................................................           1,251
Surplus...........................................................................................          10,243
Undivided profits and capital reserves............................................................           4,526
Net unrealized holding gains (Losses) on available-for-sale securities............................            (309)
Cumulative foreign currency translation adjustments...............................................              16

TOTAL EQUITY CAPITAL..............................................................................          15,727

TOTAL LIABILITIES, LIMITED-LIFE PREFERRED STOCK AND EQUITY CAPITAL................................        $272,429
                                                                                                           =======




I, Joseph L. Sclafani, S.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                              JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the in-structions issued by the appropriate Federal regulatory authority and is true and correct.

      WALTER V. SHIPLEY        )
      EDWARD D. MILLER         )DIRECTORS
      THOMAS G. LABRECQUE      )